EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	4TH	4TH
	QUARTER	QUARTER
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$33,329	$30,236	$3,093	10.23%
Interest Expense	12,856	10,642	2,214	20.80%
Net Interest Income	20,473	19,594	879	4.49%
(Credit) Provision for Credit Losses	(531)	951	(1,482)	(155.84)%
Net Interest Income After (Credit) Provision for Credit Losses	21,004	18,643	2,361	12.66%
Noninterest Income	7,547	8,720	(1,173)	(13.45)%
Net Realized Losses on Available-for-sale Debt Securities	0	(3,042)	3,042	(100.00)%
Noninterest Expense	18,430	18,399	31	0.17%
Income Before Income Tax Provision	10,121	5,922	4,199	70.91%
Income Tax Provision	1,947	1,661	286	17.22%
Net Income	$8,174	$4,261	$3,913	91.83%
Net Income Attributable to Common Shares (1)	$8,103	$4,231	$3,872	91.52%
PER COMMON SHARE DATA:
Net Income - Basic	$0.53	$0.28	$0.25	89.29%
Net Income - Diluted	$0.53	$0.28	$0.25	89.29%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,287,462	15,175,013
Number of Shares Used in Computation - Diluted	15,287,462	15,175,013

	YEAR ENDED
	DECEMBER 31,
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$128,078	$113,504	$14,574	12.84%
Interest Expense	48,963	33,104	15,859	47.91%
Net Interest Income	79,115	80,400	(1,285)	(1.60)%
Provision for Credit Losses	2,195	186	2,009	1,080.11%
Net Interest Income After Provision for Credit Losses	76,920	80,214	(3,294)	(4.11)%
Noninterest Income	29,209	27,453	1,756	6.40%
Net Realized Losses on Available-for-sale Debt Securities	0	(3,036)	3,036	(100.00)%
Noninterest Expense	74,258	74,148	110	0.15%
Income Before Income Tax Provision	31,871	30,483	1,388	4.55%
Income Tax Provision	5,913	6,335	(422)	(6.66)%
Net Income	$25,958	$24,148	$1,810	7.50%
Net Income Attributable to Common Shares (1)	$25,747	$23,962	$1,785	7.45%
PER COMMON SHARE DATA:
Net Income - Basic	$1.69	$1.57	$0.12	7.64%
Net Income - Diluted	$1.69	$1.57	$0.12	7.64%
Dividends Per Share	$1.12	$1.12	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,262,504	15,241,859
Number of Shares Used in Computation - Diluted	15,262,504	15,241,859

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	December 31,	December 31,
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$126,174	$56,878	$69,296	121.83%
Available-for-sale Debt Securities	402,380	415,755	(13,375)	(3.22)%
Loans, Net	1,875,813	1,828,931	46,882	2.56%
Bank-Owned Life Insurance	51,214	63,674	(12,460)	(19.57)%
Bank Premises and Equipment, Net	21,338	21,632	(294)	(1.36)%
Deferred Tax Asset, Net	19,098	17,441	1,657	9.50%
Intangible Assets	54,585	54,974	(389)	(0.71)%
Other Assets	60,051	56,299	3,752	6.66%
TOTAL ASSETS	$2,610,653	$2,515,584	$95,069	3.78%

LIABILITIES
Deposits	$2,093,909	$2,014,806	$79,103	3.93%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	167,939	172,211	(4,272)	(2.48)%
Senior Notes, Net	14,899	14,831	68	0.46%
Subordinated Debt, Net	24,831	24,717	114	0.46%
Other Liabilities	33,791	26,638	7,153	26.85%
TOTAL LIABILITIES	2,335,369	2,253,203	82,166	3.65%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	312,045	300,818	11,227	3.73%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(37,084)	(38,878)	1,794	(4.61)%
Defined Benefit Plans	323	441	(118)	(26.76)%
TOTAL STOCKHOLDERS' EQUITY	275,284	262,381	12,903	4.92%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,610,653	$2,515,584	$95,069	3.78%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	December 31,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$8,174	$4,261	91.83%
Return on Average Assets (Annualized)	1.24%	0.69%	79.71%
Return on Average Equity (Annualized)	11.87%	7.03%	68.85%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (a)
PPNR	$9,807	$8,014	22.37%
PPNR (Annualized) as a % of Average Assets	1.48%	1.29%	14.73%
PPNR (Annualized) as a % of Average Equity	14.24%	13.22%	7.72%

	AS OF OR FOR THE
	YEAR ENDED		%
	December 31,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE - U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")
Net Income	$25,958	$24,148	7.50%
Return on Average Assets (Annualized)	1.00%	0.98%	2.04%
Return on Average Equity (Annualized)	9.76%	9.72%	0.41%

PPNR - NON-GAAP (a)
PPNR	$34,885	$32,524	7.26%
PPNR (Annualized) as a % of Average Assets	1.35%	1.32%	2.27%
PPNR (Annualized) as a % of Average Equity	13.12%	13.09%	0.23%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,610,653	$2,515,584	3.78%
Available-for-Sale Debt Securities	402,380	415,755	(3.22)%
Loans, Net	1,875,813	1,828,931	2.56%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	20,035	19,208	4.31%
Allowance for Credit Losses on Off-Balance Sheet Exposures	455	690	(34.06)%
Deposits	2,093,909	2,014,806	3.93%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$329,766	$323,298	2.00%
Trust Assets Under Management	1,347,853	1,188,082	13.45%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.69	$1.57	7.64%
Net Income - Diluted	$1.69	$1.57	7.64%
Dividends	$1.12	$1.12	0.00%
Common Book Value	$17.84	$17.15	4.02%
Tangible Common Book Value - NON-GAAP (b)	$14.30	$13.56	5.46%
Market Value (Last Trade)	$18.60	$22.43	(17.08)%
Market Value / Common Book Value	104.26%	130.79%	(20.28)%
Market Value / Tangible Common Book Value - NON-GAAP (b)	130.07%	165.41%	(21.37)%
Price Earnings Multiple	11.01	14.29	(22.95)%
Dividend Yield (Annualized)	6.02%	4.99%	20.64%
Common Shares Outstanding, End of Period	15,433,494	15,295,135	0.90%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	YEAR ENDED		%
	December 31,		INCREASE
	2024	2023	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (b)	8.63%	8.43%	2.37%
Nonperforming Assets / Total Assets	0.92%	0.75%	22.67%
Allowance for Credit Losses / Total Loans	1.06%	1.04%	1.92%
Total Risk Based Capital Ratio (c)	15.95%	15.69%	1.66%
Tier 1 Risk Based Capital Ratio (c)	13.56%	13.28%	2.11%
Common Equity Tier 1 Risk Based Capital Ratio (c)	13.56%	13.28%	2.11%
Leverage Ratio (c)	9.80%	9.88%	(0.81)%

AVERAGE BALANCES
Average Assets	$2,583,106	$2,462,856	4.88%
Average Equity	$265,884	$248,494	7.00%

EFFICIENCY RATIO - NON-GAAP (d)
Net Interest Income on a Fully Taxable-Equivalent Basis (d)	$79,934	$81,319	(1.70)%
Noninterest Income, Excluding Net Realized Losses on Available-for-sale Debt Securities	29,209	27,453	6.40
Less: Enhancement Fee Included in Noninterest Income Related to Purchase of Bank-Owned Life Insurance	0	(2,100)	(100.00)%
Total (1)	$109,143	$106,672	2.32%
Noninterest Expense (2)	$74,258	$74,148	0.15%
Efficiency Ratio = (2)/(1)	68.04%	69.51%	(2.11)%
(a)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of realized gains or losses on securities or unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided below under the table “PPNR- NON- GAAP RECONCILIATION.”
(b)	Tangible common book value per share, tangible common equity as a percentage of tangible assets and market value as a percentage of tangible common book value are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,610,653	$2,515,584
Less: Intangible Assets, Primarily Goodwill	(54,585)	(54,974)
Tangible Assets	$2,556,068	$2,460,610
Total Stockholders' Equity	$275,284	$262,381
Less: Intangible Assets, Primarily Goodwill	(54,585)	(54,974)
Tangible Common Equity (3)	$220,699	$207,407

Common Shares Outstanding, End of Period (4)	15,433,494	15,295,135
Tangible Common Book Value per Share = (3)/(4)	$14.30	$13.56

(c)Capital ratios for the most recent period are estimated.

(d)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided below under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.”

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Interest income	$33,329	$33,087	$31,326	$30,336	$30,236
Interest expense	12,856	12,931	11,881	11,295	10,642
Net interest income	20,473	20,156	19,445	19,041	19,594
(Credit) provision for credit losses	(531)	1,207	565	954	951
Net interest income after (credit) provision for credit losses	21,004	18,949	18,880	18,087	18,643
Noninterest income	7,547	7,133	7,854	6,675	8,720
Net realized (losses) on securities	0	0	0	0	(3,042)
Noninterest expense	18,430	18,269	19,255	18,304	18,399
Income before income tax provision	10,121	7,813	7,479	6,458	5,922
Income tax provision	1,947	1,448	1,366	1,152	1,661
Net income	$8,174	$6,365	$6,113	$5,306	$4,261
Net income attributable to common shares	$8,103	$6,311	$6,066	$5,267	$4,231
Basic earnings per common share	$0.53	$0.41	$0.40	$0.35	$0.28
Diluted earnings per common share	$0.53	$0.41	$0.40	$0.35	$0.28

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2024	2024	2024	2024	2023
ASSETS
Cash & Due from Banks	$126,174	$184,213	$100,412	$46,448	$56,878
Available-for-Sale Debt Securities	402,380	408,422	401,145	405,094	415,755
Loans, Net	1,875,813	1,872,322	1,872,825	1,852,426	1,828,931
Bank-Owned Life Insurance	51,214	50,757	50,301	49,857	63,674
Bank Premises and Equipment, Net	21,338	21,537	21,966	21,852	21,632
Deferred Tax Asset, Net	19,098	17,047	18,375	17,703	17,441
Intangible Assets	54,585	54,682	54,779	54,877	54,974
Other Assets	60,051	61,842	73,319	73,280	56,299
TOTAL ASSETS	$2,610,653	$2,670,822	$2,593,122	$2,521,537	$2,515,584

LIABILITIES
Deposits (1)	$2,093,909	$2,135,879	$2,059,309	$1,995,903	$2,014,806
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	167,939	186,043	202,523	197,655	172,211
Senior Notes, Net	14,899	14,882	14,865	14,848	14,831
Subordinated Debt, Net	24,831	24,802	24,773	24,745	24,717
Other Liabilities	33,791	31,911	28,431	26,730	26,638
TOTAL LIABILITIES	2,335,369	2,393,517	2,329,901	2,259,881	2,253,203

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	312,045	307,369	304,582	302,362	300,818
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(37,084)	(30,396)	(41,710)	(41,071)	(38,878)
Defined Benefit Plans	323	332	349	365	441
TOTAL STOCKHOLDERS' EQUITY	275,284	277,305	263,221	261,656	262,381
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,610,653	$2,670,822	$2,593,122	$2,521,537	$2,515,584

(1) Brokered Deposits (Included in Total Deposits)	$24,021	$45,051	$59,501	$69,391	$64,369

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	December 31, 2024		September 30, 2024		December 31, 2023
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$8,067	$7,118	$8,072	$7,321	$12,325	$11,290
Obligations of U.S. Government agencies	10,154	9,025	10,271	9,376	11,119	9,946
Bank holding company debt securities	28,958	25,246	28,956	23,949	28,952	23,500
Obligations of states and political subdivisions:
Tax-exempt	111,995	101,302	113,093	104,936	113,464	104,199
Taxable	51,147	42,506	55,182	48,434	58,720	50,111
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	104,378	94,414	101,545	94,053	105,549	95,405
Residential collateralized mortgage obligations	53,389	49,894	48,251	45,601	50,212	46,462
Commercial mortgage-backed securities	73,470	64,501	73,695	66,390	76,412	66,682
Private label commercial mortgage-backed securities	8,365	8,374	8,327	8,362	8,215	8,160
Total Available-for-Sale Debt Securities	$449,923	$402,380	$447,392	$408,422	$464,968	$415,755

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	December 31,	September 30,	December 31,
	2024	2024	2023
Commercial real estate - non-owner occupied:
Non-owner occupied	$471,171	$470,383	$499,104
Multi-family (5 or more) residential	105,174	87,487	64,076
1-4 Family - commercial purpose	163,220	163,233	174,162
Total commercial real estate - non-owner occupied	739,565	721,103	737,342
Commercial real estate - owner occupied	261,071	266,477	237,246
All other commercial loans:
Commercial and industrial	96,665	93,205	78,832
Commercial lines of credit	120,078	128,461	117,236
Political subdivisions	94,009	85,479	79,031
Commercial construction and land	92,741	105,255	104,123
Other commercial loans	19,784	19,585	20,471
Total all other commercial loans	423,277	431,985	399,693
Residential mortgage loans:
1-4 Family - residential	383,797	383,482	389,262
1-4 Family residential construction	24,212	23,947	24,452
Total residential mortgage	408,009	407,429	413,714
Consumer loans:
Consumer lines of credit (including HELCs)	47,196	43,624	41,503
All other consumer	16,730	22,146	18,641
Total consumer	63,926	65,770	60,144
Total	1,895,848	1,892,764	1,848,139
Less: allowance for credit losses on loans	(20,035)	(20,442)	(19,208)
Loans, net	$1,875,813	$1,872,322	$1,828,931

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	December 31,	% of Non-owner	% of
	2024	Occupied CRE	Total Loans
Office	$102,831	21.8%	5.4%
Retail	96,142	20.4%	5.1%
Industrial	79,839	16.9%	4.2%
Hotels	70,229	14.9%	3.7%
Mixed Use	60,837	12.9%	3.2%
Other	61,293	13.0%	3.2%
Total Non-owner Occupied CRE Loans	$471,171
Total Gross Loans	$1,895,848

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	December 31,	September 30,	December 31,
	2024	2024	2023
Loans individually evaluated with a valuation allowance	$258	$1,622	$7,786
Loans individually evaluated without a valuation allowance	18,843	18,069	3,478
Total individually evaluated loans	$19,101	$19,691	$11,264

Total loans past due 30-89 days and still accruing	$5,658	$15,906	$9,275

Nonperforming assets:
Total nonaccrual loans	$23,842	$24,401	$15,177
Total loans past due 90 days or more and still accruing	119	56	3,190
Total nonperforming loans	23,961	24,457	18,367
Foreclosed assets held for sale (real estate)	181	181	478
Total nonperforming assets	$24,142	$24,638	$18,845

Total nonperforming loans as a % of total loans	1.26%	1.29%	0.99%
Total nonperforming assets as a % of assets	0.92%	0.92%	0.75%
Allowance for credit losses as a % of total loans	1.06%	1.08%	1.04%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2024	2024	2024	2023
Balance, beginning of period	$20,442	$20,382	$19,208	$16,615
Adoption of ASU 2016-13 (CECL)	0	0	0	2,104
Charge-offs	(32)	(1,268)	(1,716)	(356)
Recoveries	18	31	113	92
Net charge-offs	(14)	(1,237)	(1,603)	(264)
(Credit) provision for credit losses on loans	(393)	1,297	2,430	753
Balance, end of period	$20,035	$20,442	$20,035	$19,208

Net charge-offs as a % of average gross loans			0.09%	0.01%

ANALYSIS OF THE (CREDIT) PROVISION FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2024	2024	2024	2023
Provision (credit) for credit losses:
Loans receivable	$(393)	$1,297	$2,430	$753
Off-balance sheet exposures	(138)	(90)	(235)	(567)
Total (credit) provision for credit losses	$(531)	$1,207	$2,195	$186

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
Calculation of PPNR:	2024	2024	2023	2024	2023
Net Income (GAAP)	$8,174	$6,365	$4,261	$25,958	$24,148
Add: Provision for income taxes	1,947	1,448	1,661	5,913	6,335
Add: (Credit) provision for credit losses	(531)	1,207	951	2,195	186
Less: Enhancement fee included in noninterest income related to purchase of Bank-Owned Life Insurance	0	0	(2,100)	0	(2,100)
Add: Realized losses on available-for-sale securities debt securities	0	0	3,042	0	3,036
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	217	205	199	819	919
PPNR (non-GAAP)	$9,807	$9,225	$8,014	$34,885	$32,524

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
INTEREST INCOME
Interest-bearing due from banks	$1,786	$1,622	$447	$4,307	$1,379
Available-for-sale debt securities:
Taxable	2,184	2,136	2,115	8,593	8,555
Tax-exempt	644	638	654	2,531	2,815
Total available-for-sale debt securities	2,828	2,774	2,769	11,124	11,370
Loans receivable:
Taxable	28,104	28,099	26,532	110,396	98,846
Tax-exempt	795	749	663	2,944	2,764
Total loans receivable	28,899	28,848	27,195	113,340	101,610
Other earning assets	33	48	24	126	64
Total Interest Income	33,546	33,292	30,435	128,897	114,423

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	3,269	3,240	2,809	12,151	7,668
Money market	2,333	2,159	2,032	8,589	5,686
Savings	50	50	57	207	243
Time deposits	4,931	4,963	3,742	18,253	10,636
Total interest-bearing deposits	10,583	10,412	8,640	39,200	24,233
Borrowed funds:
Short-term	27	184	322	1,168	3,240
Long-term - FHLB advances	1,894	1,983	1,329	7,188	4,230
Senior notes, net	121	120	120	481	479
Subordinated debt, net	231	232	231	926	922
Total borrowed funds	2,273	2,519	2,002	9,763	8,871
Total Interest Expense	12,856	12,931	10,642	48,963	33,104

Net Interest Income	$20,690	$20,361	$19,793	$79,934	$81,319

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Net Interest Income Under U.S. GAAP	$20,473	$20,156	$19,594	$79,115	$80,400
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	69	66	74	271	388
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	148	139	125	548	531
Net Interest Income as adjusted to a fully taxable-equivalent basis	$20,690	$20,361	$19,793	$79,934	$81,319

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2024	Return/	9/30/2024	Return/	12/31/2023	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$150,003	4.74%	$119,885	5.38%	$37,555	4.72%
Available-for-sale debt securities, at amortized cost:
Taxable	333,376	2.61%	336,246	2.53%	372,797	2.25%
Tax-exempt	112,686	2.27%	113,514	2.24%	121,143	2.14%
Total available-for-sale debt securities	446,062	2.52%	449,760	2.45%	493,940	2.22%
Loans receivable:
Taxable	1,800,732	6.21%	1,797,224	6.22%	1,752,047	6.01%
Tax-exempt	92,440	3.42%	91,246	3.27%	84,349	3.12%
Total loans receivable	1,893,172	6.07%	1,888,470	6.08%	1,836,396	5.88%
Other earning assets	2,147	6.11%	3,076	6.21%	1,534	6.21%
Total Earning Assets	2,491,384	5.36%	2,461,191	5.38%	2,369,425	5.10%
Cash	20,988		24,987		21,019
Unrealized loss on securities	(42,753)		(47,806)		(72,605)
Allowance for credit losses	(20,750)		(20,643)		(18,575)
Bank-owned life insurance	50,923		50,470		32,980
Bank premises and equipment	21,488		21,793		21,532
Intangible assets	54,632		54,730		55,025
Other assets	70,976		73,320		78,558
Total Assets	$2,646,888		$2,618,042		$2,487,359

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$573,133	2.27%	$543,288	2.37%	$521,432	2.14%
Money market	373,558	2.48%	356,487	2.41%	354,854	2.27%
Savings	193,554	0.10%	198,312	0.10%	218,810	0.10%
Time deposits	490,363	4.00%	485,708	4.07%	429,898	3.45%
Total interest-bearing deposits	1,630,608	2.58%	1,583,795	2.62%	1,524,994	2.25%
Borrowed funds:
Short-term	3,852	2.79%	15,038	4.87%	24,196	5.28%
Long-term - FHLB advances	169,346	4.45%	181,075	4.36%	132,089	3.99%
Senior notes, net	14,889	3.23%	14,875	3.21%	14,822	3.21%
Subordinated debt, net	24,819	3.70%	24,787	3.72%	24,704	3.71%
Total borrowed funds	212,906	4.25%	235,775	4.25%	195,811	4.06%
Total Interest-bearing Liabilities	1,843,514	2.77%	1,819,570	2.83%	1,720,805	2.45%
Demand deposits	496,161		500,859		491,944
Other liabilities	31,763		29,226		32,122
Total Liabilities	2,371,438		2,349,655		2,244,871
Stockholders' equity, excluding accumulated other comprehensive loss	308,472		305,808		299,401
Accumulated other comprehensive loss	(33,022)		(37,421)		(56,913)
Total Stockholders' Equity	275,450		268,387		242,488
Total Liabilities and Stockholders' Equity	$2,646,888		$2,618,042		$2,487,359
Interest Rate Spread		2.59%		2.55%		2.65%
Net Interest Income/Earning Assets		3.30%		3.29%		3.31%

Total Deposits (Interest-bearing and Demand)	$2,126,769		$2,084,654		$2,016,938

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2024	Return/	12/31/2023	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$86,703	4.97%	$32,709	4.22%
Available-for-sale debt securities, at amortized cost:
Taxable	340,339	2.52%	389,456	2.20%
Tax-exempt	113,121	2.24%	125,920	2.24%
Total available-for-sale debt securities	453,460	2.45%	515,376	2.21%
Loans receivable:
Taxable	1,791,187	6.16%	1,703,839	5.80%
Tax-exempt	89,935	3.27%	88,310	3.12%
Total loans receivable	1,881,122	6.03%	1,792,149	5.67%
Other earning assets	2,198	5.73%	1,383	4.63%
Total Earning Assets	2,423,483	5.32%	2,341,617	4.89%
Cash	22,209		22,108
Unrealized loss on securities	(49,520)		(63,118)
Allowance for credit losses	(20,294)		(18,498)
Bank-owned life insurance	51,465		31,808
Bank premises and equipment	21,765		21,330
Intangible assets	54,778		55,176
Other assets	79,220		72,433
Total Assets	$2,583,106		$2,462,856

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$537,233	2.26%	$488,761	1.57%
Money market	358,274	2.40%	347,130	1.64%
Savings	203,129	0.10%	238,760	0.10%
Time deposits	465,882	3.92%	381,488	2.79%
Total interest-bearing deposits	1,564,518	2.51%	1,456,139	1.66%
Borrowed funds:
Short-term	22,743	5.14%	62,926	5.15%
Long-term - FHLB advances	167,181	4.30%	110,943	3.81%
Senior notes, net	14,865	3.24%	14,798	3.24%
Subordinated debt, net	24,774	3.74%	24,662	3.74%
Total borrowed funds	229,563	4.25%	213,329	4.16%
Total Interest-bearing Liabilities	1,794,081	2.73%	1,669,468	1.98%
Demand deposits	493,052		515,787
Other liabilities	30,089		29,107
Total Liabilities	2,317,222		2,214,362
Stockholders' equity, excluding accumulated other comprehensive loss	304,532		297,894
Accumulated other comprehensive loss	(38,648)		(49,400)
Total Stockholders' Equity	265,884		248,494
Total Liabilities and Stockholders' Equity	$2,583,106		$2,462,856
Interest Rate Spread		2.59%		2.91%
Net Interest Income/Earning Assets		3.30%		3.47%

Total Deposits (Interest-bearing and Demand)	$2,057,570		$1,971,926

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Trust revenue	$2,071	$1,946	$1,913	$7,928	$7,413
Brokerage and insurance revenue	682	523	486	2,271	1,675
Service charges on deposit accounts	1,531	1,546	1,446	5,867	5,567
Interchange revenue from debit card transactions	1,071	1,103	1,045	4,276	4,160
Net gains from sales of loans	372	360	273	1,158	723
Loan servicing fees, net	215	74	136	649	602
Increase in cash surrender value of life insurance	458	458	2,253	1,830	2,703
Other noninterest income	1,147	1,123	1,168	5,230	4,610
Total noninterest income, excluding realized losses on securities, net	$7,547	$7,133	$8,720	$29,209	$27,453

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Salaries and employee benefits	$11,470	$10,875	$11,113	$44,930	$44,195
Net occupancy and equipment expense	1,313	1,377	1,364	5,473	5,357
Data processing and telecommunications expenses	1,891	1,882	1,923	7,768	7,582
Automated teller machine and interchange expense	348	510	308	1,818	1,682
Pennsylvania shares tax	433	433	392	1,733	1,602
Professional fees	550	555	509	2,175	2,497
Other noninterest expense	2,425	2,637	2,790	10,361	11,233
Total noninterest expense	$18,430	$18,269	$18,399	$74,258	$74,148

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	Dec. 31,	September 30,	Dec. 31,	Dec. 31,	September 30,	Dec. 31,	Dec. 31,	September 30,	Dec. 31,
	2024	2024	2023	2024	2024	2023	2024	2024	2023
Federal Home Loan Bank of Pittsburgh	$188,692	$207,858	$189,021	$749,999	$737,284	$737,824	$938,691	$945,142	$926,845
Federal Reserve Bank Discount Window	0	0	0	18,093	18,602	19,982	18,093	18,602	19,982
Other correspondent banks	0	0	0	75,000	75,000	75,000	75,000	75,000	75,000
Total credit facilities	$188,692	$207,858	$189,021	$843,092	$830,886	$832,806	$1,031,784	$1,038,744	$1,021,827

Uninsured Deposits Information	December 31,	September 30,	December 31,
	2024	2024	2023
Total Deposits - C&N Bank	$2,111,547	$2,152,136	$2,030,909

Estimated Total Uninsured Deposits	$632,804	$655,569	$592,206
Portion of Uninsured Deposits that are
Collateralized	161,958	183,274	151,031
Uninsured and Uncollateralized Deposits	$470,846	$472,295	$441,175

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	22.3%	21.9%	21.7%

Available Funding from Credit Facilities	$843,092	$830,886	$832,806
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	236,945	223,060	256,058
Highly Liquid Available Funding	$1,080,037	$1,053,946	$1,088,864

Highly Liquid Available Funding as a % of
Uninsured Deposits	170.7%	160.8%	183.9%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	229.4%	223.2%	246.8%